                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5482

                         SCUDDER HIGH INCOME TRUST FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Income Trust

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment Plan

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Additional Information

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to the net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 11/30/05
Scudder High Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.60%	17.01%	10.33%	6.92%
Based on Market Price(a)	14.14%	24.07%	12.64%	8.83%
CS First Boston High Yield Index(b)	2.94%	13.71%	10.08%	7.18%

Sources: Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/05	As of 11/30/04
Net Asset Value	$ 5.85	$ 6.15
Market Price	$ 7.67	$ 7.39

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months: Income Dividends as of 11/30/05	$ .66
November Income Dividend	$ .0560
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/05+	11.49%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/05+	8.76%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder High Income Trust

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in March 1998 and the fund team in 2002.

Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

BA, University of Vermont.

In the following interview, Portfolio Manager Andrew Cestone discusses the Scudder High Income Trust's strategy and the market environment during the 12-month period ended November 30, 2005.

Q:  How did the high-yield bond market perform during the period?

A:  High-yield bonds provided a positive absolute return during the past 12 months, returning 2.94% as measured by the CS First Boston High Yield Index, the fund's benchmark. High-yield outperformed the 2.40% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The CS First Boston High-yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum 1-year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Index returns assumed reinvestment of all distributions and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Despite concerns about rising interest rates, higher commodity prices, geopolitical risks and the impact of natural disasters such as Hurricanes Katrina and Rita, the market outperformed as its solid fundamental underpinnings remained in place. Heightened uncertainties over weaker economic data and the possible downgrades of General Motors Corp. (GM) and Ford Motors Co. also contributed to inter-period market volatility. However, after it was announced that GM and Ford were indeed downgraded to non-investment grade by Moody's and Standard & Poor's (ending the speculation), and revised economic numbers eased concerns about an economic slowdown, most of the unease dissipated. The removal of these uncertainties served as a catalyst for investors to return to their focus on fundamentals which resulted in the market rallying off its lows, and consequently spreads compressing back to levels near those seen at the start of the calendar year.

At the close of the period, the high-yield spread stood at 398 basis points (3.98 percentage points), versus 357 basis points 12 months ago.2 Helped by strength in the US economy and low interest rates, high-yield companies generally maintained sound financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of November 2005, Moody's 12-month rolling default rate stood at 1.84% compared with 2.54% at the end of November 2004.3 In addition to low defaults, recovery rates remained strong.4 Lastly, the ratio of rating upgrades to downgrades continued to remain stable — another indication of the market's solid fundamentals.5

2 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the CS First Boston High-yield Index from January 31, 1986 to November 30, 2005. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

3 Source: Moody's Investors Service.

4 The recovery rate is the amount investors recover when a bond defaults.

5 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Q:  How did the fund perform?

A:  The fund delivered a 4.60% NAV return (performance is calculated based on the reinvestment of dividends and capital gains distributions), outperforming the 2.94% return of its benchmark, as well as the 3.09% average return of the 30 funds in its Lipper peer group, Closed End High Current Yield Funds. The fund ranked in the top quartile (20th percentile) of its Lipper peer group for the 12-month period ended November 30, 2005. The fund also finished in the top quartile of the peer group for the five- and 10-year periods ended November 30, 2005, ranking in the 17th and 7th percentiles, respectively.6 The November 30, 2005 NAV per share was $5.85, compared with $6.15 12 months ago. (Past performance is no guarantee of future results. Rankings are based on the fund's one-, five- and 10-year net asset value total returns. Please see page 3 for complete performance information.)

6 Lipper's Closed-End High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. The fund ranked 6, 4, and 1, for the 1-, 5- and 10-year periods as of November 30, 2005. There were 30, 23, and 15 funds, respectively, in Lipper's Closed End High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of November 30, 2005. It is not possible to invest directly into a Lipper category.

The fund's market price, as quoted on the NYSE, returned 14.14% for the 12-month period to close at $7.67 per share. (Performance is calculated based on the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results.) The fund's market price stood at $7.39 12 months ago. The market price premium of the shares, as a percentage of NAV, was 31% on November 30, 2005.

The fund maintained a leverage position throughout the period, meaning that we used borrowed money permitted by the Trust. At the close of the period, the portfolio was approximately 25% leveraged, meaning that we used approximately $61 million of total portfolio assets.

Q:  How did individual security selection affect performance on the positive side?

A:  Securities which helped relative performance included our overweight positioning in General Motors Acceptance Corp. (GMAC) and underweight position in General Motors Corp. (GM), as well as our overweight positions in Qwest Corp., Oxford Automotive, Inc., Dobson Communications Corp. and Grupo Transportacion Ferroviaria Mexicana (TFM) SA de CV. Our underweight in Collins and Aikman Floor Cover and Adelphia, a defaulted cable company, also benefited performance as both of these issuers underperformed. (As of November 30, 2005, the position in Adelphia was sold.)

We continued to believe that GMAC bonds offered better risk-adjusted relative value than GM bonds and therefore concentrated our position in GMAC bonds. This proved beneficial to performance, as GM's October announcement of its intention to sell a majority stake in GMAC caused GMAC's bonds to rally. One of the fund's larger positions over the past year was in the bonds of Qwest, a US telecommunications company that we correctly anticipated would receive an upgrade to its credit rating. A position in Oxford Automotive, an auto parts supplier which is in bankruptcy, helped returns as the bonds increased in value on favorable restructuring terms. We exited the majority of the position during the last quarter of the fiscal year, as in our opinion the bonds had reached their intrinsic value. The fund's overweight position in Dobson Communications benefited returns after the company reported better-than-expected and improved results, as we anticipated. TFM, a Mexican railroad company, added to return on the news that Kansas City Southern, a US railroad company, purchased additional equity of TFM. As a result of the purchase, TFM is now wholly owned by Kansas City Southern, as we believed it ultimately would be. The company also has benefited from strong demand for transportation services.

In the first half of the year, we sold our entire position in Collins and Aikman Products, an auto parts manufacturer. Our decision to exit this position, well ahead of the company's announcement that it was filing for bankruptcy protection, was a positive contributor to return. Prior to selling Collins and Aikman Products, the fund had an underweight position versus the benchmark.

Q:  What holdings detracted from performance?

A:  The fund's overweight positions in Tembec Industries, Inc., Associated Materials, Inc., Dayton Superior Corp., and TriMas Corp. detracted from relative performance.

The bonds of Tembec, a forest products paper company, traded lower as cost pressures caused earnings to fall short of prior guidance. Additionally, the company's bonds traded further down in price as seasonal working capital investment reduced the company's liquidity and contributed to negative press speculating about the potential for a future bankruptcy. The building materials supply company Associated Materials instituted price increases for its products, but this was not enough to offset the negative impact of higher commodity prices on the company's raw material costs. These higher raw material costs hurt the company's profit margins, and its bonds traded down in price as a result. Dayton Superior, a building materials company, announced disappointing financial results during the year. This announcement caused the company's bonds to drift lower in price. We continue to hold the bonds on our belief that they offer value as Dayton Superior should ultimately benefit from growth and a recovery in demand in the commercial construction market. TriMas is a manufacturer of trailer and towing products. The company's bond prices decreased as the company took guidance down as a result of weakness in the trailer accessory market due, in part, to higher oil prices.

Q:  Outside of individual security selection, what factors helped and hurt performance?

A:  Middle-tier (split BB/B/split B) securities were the best performing credit quality segment for the period, returning 4.21%, followed by higher quality securities (split BBB/BB) and lower-quality securities (CCC/split CCC/default), which returned 2.89% and -2.16%, respectively. The fund's overweight position in middle-tier securities and corresponding underweight in upper tier-securities helped relative returns versus the benchmark. Toward the end of the period, we decreased our underweight in higher-quality securities in an effort to become more defensive.

In addition, the fund held a shorter duration — i.e., a lower sensitivity to interest rates — than its benchmark throughout the year as a result of our finding better value in shorter-duration, more defensive securities. Being shorter duration than the benchmark helped to mitigate the interest rate volatility that characterized the market environment during the period.

Q:  What is your view on the current state of the high-yield market?

A:  We believe the robust economy continues to translate into sound fundamentals for the high-yield market. Still, the low default environment the high-yield market currently enjoys may not last forever, and this means that good security selection is paramount at this point in the cycle. Given that, we are particularly focused on seeking to limit downside risk while looking for investments that offer nice yield and some opportunity for lower-risk capital appreciation. This is consistent with our long-term focus on seeking credits whose fundamentals are improving, that we believe will benefit from positive credit events, or that are trading at what we believe are undervalued levels.

We remain focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. Additionally, the fund's current positioning, shorter duration than the benchmark, should help mitigate the negative effects of a spike in interest rates or a pick-up in volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	11/30/04

Corporate Bonds	79%	73%
Foreign Bonds — US$ Denominated	15%	20%
Cash Equivalents	2%	1%
Foreign Bonds — Non US$ Denominated	1%	3%
Asset Backed	1%	1%
Convertible Bonds	1%	—
Preferred Stocks	1%	1%
Convertible Preferred Stocks	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (As a percentage of Corporate and Foreign Bonds)	11/30/05	11/30/04

Consumer Discretionary	23%	23%
Industrials	14%	17%
Materials	14%	17%
Financials	14%	7%
Energy	10%	7%
Telecommunication Services	9%	14%
Utilities	6%	4%
Information Technology	3%	2%
Consumer Staples	3%	4%
Health Care	3%	3%
Sovereign Bonds	1%	2%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/05	11/30/04

A	2%	—
BBB	5%	4%
BB	29%	24%
B	50%	50%
Below B	14%	22%
	100%	100%
Interest Rate Sensitivity	11/30/05	11/30/04

Average Maturity	5.6 years	5.9 years
Duration	3.8 years	4.1 years

Asset allocation, corporate and foreign bond diversification, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio November 30, 2005

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 105.0%
Consumer Discretionary 26.7%
155 East Tropicana LLC, 8.75%, 4/1/2012 (b)	545,000	528,650
Adesa, Inc., 7.625%, 6/15/2012	190,000	189,050
Affinia Group, Inc., 9.0%, 11/30/2014	900,000	724,500
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	1,105,000	988,975
Amscan Holdings, Inc., 8.75%, 5/1/2014	270,000	203,850
AutoNation, Inc., 9.0%, 8/1/2008	580,000	622,050
Aztar Corp., 7.875%, 6/15/2014 (b)	1,310,000	1,355,850
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	330,000	336,600
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	340,000	367,200
9.375%, 2/15/2007	335,000	350,075
Charter Communications Holdings LLC:
9.625%, 11/15/2009	115,000	92,575
10.25%, 9/15/2010	2,130,000	2,119,350
144A, 11.0%, 10/1/2015	1,942,000	1,665,265
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	900,000	675,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	305,000	305,000
7.875%, 12/15/2007	1,090,000	1,111,800
Dex Media East LLC/Financial, 12.125%, 11/15/2012	3,020,000	3,518,300
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	900,000	747,000
EchoStar DBS Corp., 6.625%, 10/1/2014	355,000	342,575
Foot Locker, Inc., 8.5%, 1/15/2022	560,000	596,400
Ford Motor Co., 7.45%, 7/16/2031 (b)	165,000	116,325
General Motors Corp., 8.25%, 7/15/2023 (b)	155,000	103,463
Goodyear Tire & Rubber Co.:
144A, 9.0%, 7/1/2015	30,000	29,325
Series AI, 144A, 12.75%, 3/1/2011	1,305,000	1,451,812
Gregg Appliances, Inc., 9.0%, 2/1/2013	240,000	217,200
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	375,000	361,875
ITT Corp., 7.375%, 11/15/2015 (b)	300,000	321,750
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	2,205,000	2,345,569
Levi Strauss & Co.:
8.804%**, 4/1/2012	470,000	475,875
12.25%, 12/15/2012	295,000	329,663
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	30,000	27,362
7.875%, 7/15/2009 (b)	30,000	31,427
8.5%, 7/15/2029 (b)	140,000	134,464
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	220,000	234,850
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	400,000	374,000
Mediacom LLC, 9.5%, 1/15/2013 (b)	190,000	186,675
MGM MIRAGE:
8.375%, 2/1/2011 (b)	1,150,000	1,221,875
9.75%, 6/1/2007	610,000	642,025
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	295,000	309,750
NCL Corp., 10.625%, 7/15/2014	495,000	514,800
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,180,000	826,000
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (b)	345,000	354,919
10.75%, 7/15/2008	290,000	296,525
Petro Stopping Centers, 9.0%, 2/15/2012	980,000	972,650
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	1,175,000	1,239,625
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	865,000	752,550
PRIMEDIA, Inc.:
8.875%, 5/15/2011	415,000	397,363
9.715%**, 5/15/2010	1,170,000	1,158,300
Renaissance Media Group LLC, 10.0%, 4/15/2008	645,000	645,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009 (b)	1,210,000	1,340,075
Schuler Homes, Inc., 10.5%, 7/15/2011 (b)	915,000	985,912
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014(b)	1,570,000	816,400
7.875%, 1/15/2014 (b)	125,000	113,125
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	595,000	612,850
8.75%, 12/15/2011	1,675,000	1,769,219
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013	1,395,000	1,363,612
Toys "R" Us, Inc.:
6.875%, 8/1/2006	155,000	154,225
7.375%, 10/15/2018	545,000	400,575
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	2,220,000	2,153,400
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	1,650,000	1,843,875
11.75%, 2/15/2013 EUR	230,000	311,846
United Auto Group, Inc., 9.625%, 3/15/2012	975,000	1,009,125
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	305,000	319,488
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,664,440	1,760,145
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (b)	1,955,000	1,715,512
10.0%, 3/1/2011 (b)	255,000	239,700
		49,822,166
Consumer Staples 3.3%
Agrilink Foods, Inc., 11.875%, 11/1/2008	355,000	362,988
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	905,000	782,825
144A, 12.75%, 11/15/2012	60,000	46,200
Del Laboratories, Inc.:
8.0%, 2/1/2012 (b)	400,000	318,000
144A, 9.23% **, 11/1/2011	425,000	427,125
GNC Corp., 8.5%, 12/1/2010	105,000	90,300
North Atlantic Trading Co., 9.25%, 3/1/2012	2,000,000	1,360,000
Swift & Co.:
10.125%, 10/1/2009	825,000	868,312
12.5%, 1/1/2010	345,000	367,425
Viskase Co., Inc., 11.5%, 6/15/2011	1,420,000	1,505,200
		6,128,375
Energy 9.2%
Belden & Blake Corp., 8.75%, 7/15/2012	1,285,000	1,317,125
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	685,000	695,275
Chesapeake Energy Corp.:
144A, 6.5%, 8/15/2017	415,000	405,663
6.875%, 1/15/2016 (b)	945,000	949,725
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	260,000	252,850
7.125%, 5/15/2018 (b)	425,000	377,188
7.625%, 10/15/2026	245,000	218,050
8.75%, 2/15/2012 (b)	125,000	133,125
144A, 9.875%, 7/15/2010	1,715,000	1,873,637
El Paso Production Holding Corp., 7.75%, 6/1/2013	655,000	671,375
Mission Resources Corp., 9.875%, 4/1/2011	60,000	63,150
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,040,000	1,037,400
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	1,075,000	946,000
NorthWestern Corp., 5.875%, 11/1/2014	230,000	228,837
NRG Energy, Inc., 8.0%, 12/15/2013	1,585,000	1,739,537
Sonat, Inc., 7.0%, 2/1/2018	135,000	124,875
Southern Natural Gas, 8.875%, 3/15/2010	1,030,000	1,101,441
Stone Energy Corp.:
6.75%, 12/15/2014	865,000	806,613
8.25%, 12/15/2011	910,000	939,575
Transmeridian Exploration, Inc., 12.0%**, 12/15/2010 (f)	310,000	310,000
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	2,105,000	2,268,137
8.75%, 3/15/2032	525,000	595,875
		17,055,453
Financials 15.7%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	120,000	130,800
11.0%, 7/31/2010	435,000	493,725
12.0%, 7/31/2009	450,000	493,875
AmeriCredit Corp., 9.25%, 5/1/2009	2,215,000	2,325,750
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	670,000	606,350
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	220,000	132,928
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	715,000	709,638
7.875%, 12/1/2015	835,000	845,438
8.0%, 6/15/2011 (b)	560,000	572,600
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	3,904,801	0
Exopack Holding Corp., 1.0%**, 11/16/2006	2,000,000	2,000,000
Ford Motor Credit Co.:
6.5%, 1/25/2007 (b)	505,000	490,363
7.25%, 10/25/2011	2,910,000	2,622,402
7.375%, 10/28/2009	2,625,000	2,412,987
General Motors Acceptance Corp.:
5.22%**, 3/20/2007	790,000	763,390
6.875%, 9/15/2011 (b)	1,035,000	935,149
8.0%, 11/1/2031 (b)	7,250,000	7,109,567
H&E Equipment/Finance, 11.125%, 6/15/2012	975,000	1,079,812
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,035,000	1,066,050
PXRE Capital Trust I, 8.85%, 2/1/2027	630,000	617,400
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	1,010,000	1,143,825
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	885,000	716,850
Triad Acquisition, 144A, 11.125%, 5/1/2013	475,000	470,250
Universal City Development, 11.75%, 4/1/2010	1,420,000	1,590,400
		29,329,549
Health Care 2.8%
Accellent, Inc., 144A, 10.5%, 12/1/2013	935,000	944,350
Eszopiclone Royalty Subordinated LLC, 144A, 12.0%, 3/15/2014	405,000	405,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	1,655,000	1,588,800
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	220,000	214,500
Series B, 9.875%, 11/1/2011 (b)	305,000	242,475
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	1,900,000	1,862,000
		5,257,125
Industrials 14.7%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	1,458,000	1,501,740
Allied Security Escrow Corp., 11.375%, 7/15/2011	880,000	830,066
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (b)	1,220,000	1,162,050
Series B, 9.25%, 9/1/2012	1,182,000	1,285,425
American Color Graphics, 10.0%, 6/15/2010	880,000	594,000
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	405,000	394,875
Bear Creek Corp., 144A, 8.87%**, 3/1/2012	225,000	226,125
Beazer Homes USA, Inc.:
6.875%, 7/15/2015	60,000	56,100
8.375%, 4/15/2012	675,000	695,250
8.625%, 5/15/2011	825,000	858,000
Browning-Ferris Industries:
7.4%, 9/15/2035	930,000	823,050
9.25%, 5/1/2021	465,000	471,975
Case New Holland, Inc., 9.25%, 8/1/2011	1,290,000	1,367,400
Cenveo Corp., 7.875%, 12/1/2013 (b)	720,000	691,200
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	875,000	805,000
Columbus McKinnon Corp., 10.0%, 8/1/2010	414,000	455,400
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	270,000	253,800
144A, 10.5%, 7/1/2013	775,000	728,500
Congoleum Corp., 8.625%, 8/1/2008*	555,000	562,631
Cornell Companies, Inc., 10.75%, 7/1/2012	470,000	485,275
Dana Corp., 7.0%, 3/1/2029 (b)	915,000	649,650
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,545,000	1,645,425
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	755,000	683,995
8.875%, 4/1/2012 (b)	1,125,000	1,155,938
Kansas City Southern, 9.5%, 10/1/2008	1,680,000	1,814,400
Kinetek, Inc., Series D, 10.75%, 11/15/2006	1,240,000	1,171,800
Millennium America, Inc., 9.25%, 6/15/2008	1,440,000	1,555,200
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	735,000	801,150
Ship Finance International Ltd., 8.5%, 12/15/2013	645,000	610,331
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	315,000	275,625
10.375%, 7/1/2012	885,000	871,725
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	530,000	585,650
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	945,000	874,125
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	525,000	538,125
		27,481,001
Information Technology 4.4%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	120,000	123,000
10.5%, 6/15/2011	685,000	743,225
Eschelon Operating Co., 8.375%, 3/15/2010	535,000	497,550
L-3 Communications Corp.:
5.875%, 1/15/2015	135,000	129,600
144A, 6.375%, 10/15/2015	320,000	315,200
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	1,745,000	1,505,062
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	1,175,000	1,119,188
10.375%, 1/15/2010	1,556,000	1,699,930
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	250,000	253,125
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	970,000	979,700
UGS Corp., 10.0%, 6/1/2012	835,000	910,150
		8,275,730
Materials 13.6%
ARCO Chemical Co., 9.8%, 2/1/2020	2,275,000	2,548,000
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,365,000	580,125
9.75%, 4/15/2012	125,000	117,500
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	1,505,000	1,512,525
Constar International, Inc.:
7.715%**, 2/15/2012 (b)	255,000	249,900
11.0%, 12/1/2012 (b)	230,000	177,100
Dayton Superior Corp.:
10.75%, 9/15/2008 (b)	610,000	594,750
13.0%, 6/15/2009 (b)	875,000	630,000
DRS Technologies, Inc., 6.875%, 11/1/2013	200,000	190,000
Edgen Acquisition Corp., 9.875%, 2/1/2011	185,000	185,000
GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	1,066,000	884,780
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	1,475,000	1,419,687
8.875%, 5/15/2031	170,000	170,000
9.375%, 2/1/2013	1,070,000	1,199,737
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	965,000	1,102,513
Huntsman International LLC, 10.125%, 7/1/2009 EUR	205,000	250,154
Huntsman LLC, 11.625%, 10/15/2010	1,283,000	1,457,809
IMC Global, Inc., 10.875%, 8/1/2013	1,278,000	1,476,090
Intermet Corp., 144A, 9.75%, 6/15/2009* (b)	110,000	19,701
International Steel Group, Inc., 6.5%, 4/15/2014	445,000	441,663
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,135,000	1,055,550
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	1,642,000	1,797,990
144A, 13.0%, 9/30/2013	634,624	637,797
NewPage Corp., 10.5%**, 5/1/2012 (b)	625,000	618,750
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,475,000	1,556,125
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	345,000	370,013
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,193,231	107,391
Pliant Corp., 11.625%, 6/15/2009 (PIK)	3	3
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	485,000	378,300
Radnor Holdings Corp., 11.0%, 3/15/2010	860,000	705,200
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	200,000	216,500
TriMas Corp., 9.875%, 6/15/2012	1,545,000	1,266,900
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	480,000	412,800
United States Steel Corp., 9.75%, 5/15/2010	1,074,000	1,166,632
		25,496,985
Telecommunication Services 7.7%
AirGate PCS, Inc., 7.9%**, 10/15/2011	440,000	456,500
American Cellular Corp., Series B, 10.0%, 8/1/2011	345,000	373,463
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	925,000	962,000
8.375%, 1/15/2014 (b)	970,000	950,600
Dobson Communications Corp., 8.875%, 10/1/2013	295,000	293,525
Insight Midwest LP, 9.75%, 10/1/2009	370,000	380,637
LCI International, Inc., 7.25%, 6/15/2007	880,000	877,800
Level 3 Financing, Inc., 10.75%, 10/15/2011 (b)	145,000	129,050
MCI, Inc., 8.735%, 5/1/2014	2,385,000	2,632,444
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	3,450,000	3,631,504
Nextel Partners, Inc., 8.125%, 7/1/2011	595,000	633,675
Qwest Corp.:
144A, 7.12%**, 6/15/2013	235,000	253,213
7.25%, 9/15/2025	650,000	645,125
Rural Cellular Corp.:
9.75%, 1/15/2010	125,000	125,000
9.875%, 2/1/2010	30,000	31,388
144A, 10.041%**, 11/1/2012	125,000	123,750
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	272,000	248,880
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	495,000	415,800
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	60,000	63,600
Triton PCS, Inc., 8.5%, 6/1/2013	90,000	85,050
Ubiquitel Operating Co., 9.875%, 3/1/2011	315,000	348,469
US Unwired, Inc., Series B, 10.0%, 6/15/2012	635,000	719,137
		14,380,610
Utilities 6.9%
AES Corp., 144A, 8.75%, 5/15/2013	1,835,000	1,995,562
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	2,215,000	2,491,875
CMS Energy Corp.:
8.5%, 4/15/2011	1,030,000	1,109,825
9.875%, 10/15/2007	1,245,000	1,329,038
DPL, Inc., 6.875%, 9/1/2011	324,000	343,440
Mission Energy Holding Co., 13.5%, 7/15/2008	2,560,000	2,976,000
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009 (b)	2,460,000	2,699,850
		12,945,590
Total Corporate Bonds (Cost $200,274,784)		196,172,584
Foreign Bonds — US$ Denominated 19.8%
Consumer Discretionary 2.7%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	325,000	328,250
IESY Repository GmbH, 144A, 10.375%, 2/15/2015 (b)	160,000	166,800
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,535,000	1,676,987
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	835,000	897,625
Shaw Communications, Inc., 8.25%, 4/11/2010 (b)	750,000	802,500
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	859,000	697,938
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	540,000	496,800
		5,066,900
Energy 3.4%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	120,000	150,600
Luscar Coal Ltd., 9.75%, 10/15/2011	1,135,000	1,222,962
OAO Gazprom, 144A, 9.625%, 3/1/2013 (b)	1,120,000	1,341,200
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	2,735,040	3,097,433
Secunda International Ltd., 12.15%**, 9/1/2012	450,000	472,500
		6,284,695
Financials 1.7%
Conproca SA de CV, 12.0%, 6/16/2010	710,000	844,900
Doral Financial Corp., 5.004%**, 7/20/2007	1,455,000	1,358,849
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	435,000	301,238
Telecom Personal SA, Zero Coupon, 10/15/2011	750,000	746,250
		3,251,237
Health Care 0.4%
Biovail Corp., 7.875%, 4/1/2010 (b)	690,000	715,875
Industrials 3.2%
CP Ships Ltd., 10.375%, 7/15/2012	850,000	958,375
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	570,000	622,725
10.25%, 6/15/2007	1,710,000	1,804,050
12.5%, 6/15/2012	635,000	723,900
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	925,000	1,054,500
LeGrand SA, 8.5%, 2/15/2025	505,000	606,000
Stena AB, 9.625%, 12/1/2012	225,000	245,250
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	100,000	15,000
		6,029,800
Materials 4.2%
Cascades, Inc., 7.25%, 2/15/2013	1,525,000	1,406,812
ISPAT Inland ULC, 9.75%, 4/1/2014	983,000	1,108,333
Novelis, Inc., 144A, 7.25%, 2/15/2015	745,000	696,575
Rhodia SA, 8.875%, 6/1/2011 (b)	1,555,000	1,578,325
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	21,500
Tembec Industries, Inc.:
8.5%, 2/1/2011	3,270,000	1,962,000
8.625%, 6/30/2009	1,785,000	1,178,100
		7,951,645
Sovereign Bonds 0.8%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	230,000	245,295
Republic of Argentina:
Zero Coupon, 12/15/2035 (PIK)	3,497,229	166,118
8.28%, 12/31/2033 (PIK) (b)	1,256,439	1,049,127
Republic of Venezuela, 10.75%, 9/19/2013	15,000	18,000
		1,478,540
Telecommunication Services 3.4%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	780,000	774,150
Embratel, Series B, 11.0%, 12/15/2008	455,000	516,425
Global Crossing UK Finance, 10.75%, 12/15/2014 (b)	600,000	552,000
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	165,000	133,650
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	420,000	426,300
Intelsat Ltd., 5.25%, 11/1/2008	325,000	294,938
Millicom International Cellular SA, 10.0%, 12/1/2013	540,000	558,225
Mobifon Holdings BV, 12.5%, 7/31/2010	1,355,000	1,571,800
Nortel Networks Ltd., 6.125%, 2/15/2006	1,455,000	1,451,362
		6,278,850
Total Foreign Bonds — US$ Denominated (Cost $36,547,488)		37,057,542

Foreign Bonds — Non US$ Denominated 1.4%
Consumer Discretionary 0.3%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	525,000	617,428
Consumer Staples 0.2%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	370,000	366,433
Industrials 0.3%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	460,000	489,462
Sovereign Bonds 0.5%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	2,683,000	246,749
Republic of Argentina:
Zero Coupon, 12/15/2035 (PIK) EUR	1,925,267	104,415
7.82%, 12/31/2033 (PIK) EUR	689,237	676,498
		1,027,662
Telecommunication Services 0.1%
Wind Acquisition Finance SA, 144A, 9.75%, 12/1/2015 (b) EUR	95,000	115,645
Total Foreign Bonds — Non US$ Denominated (Cost $2,600,617)		2,616,630

Asset Backed 1.1%
Golden Tree High Yield Opportunites LP, "D1" Series I, 13.054%, 10/31/2007 (Cost $2,000,000)	2,000,000	2,052,000

Convertible Bond 0.9%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	1,045,000	1,034,550
144A, Series EURO, 7.5%, 9/25/2006	635,000	628,650
Total Convertible Bond (Cost $1,662,983)		1,663,200

Loan Participation 0.0%
Alliance Mortgage Cycle Loan, 12.25%**, 6/30/2010 (Cost $492,683)	491,667	491,667
	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Catalina Restaurant Group, Inc.*	3,317	1,659
Materials 0.0%
GEO Specialty Chemicals, Inc.*	14,091	70,455
GEO Specialty Chemicals, Inc., 144A*	1,283	6,415
		76,870
Telecommunication Services 0.1%
IMPSAT Fiber Networks, Inc.*	16,517	113,967
Total Common Stocks (Cost $1,038,713)		192,496

Warrants 0.0%
Industrials 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	1,640	0
TravelCenters of America, Inc.*	207	25
		25
Materials 0.0%
Dayton Superior Corp. 144A*	60	1
Total Warrants (Cost $855)		26

Preferred Stocks 0.4%
Paxson Communications Corp., 14.25% (PIK) (Cost $737,333)	90	757,522

Convertible Preferred Stocks 0.1%
Paxson Communications Corp. 144A, 9.75%, (PIK) (Cost$138,250)	20	134,500
	Units	Value ($)

Other Investments 0.4%
Hercules, Inc., (Bond Unit)	970,000	712,950
SpinCycle, Inc., (Common Stock Unit)*	7,239	7,963
SpinCycle, Inc., "F" (Common Stock Unit)*	51	56
Total Other Investments (Cost $607,504)		720,969
	Shares	Value ($)

Securities Lending Collateral 23.0%
Scudder Daily Assets Fund Institutional, 4.07%(c) (d) (Cost $43,005,107)	43,005,107	43,005,107

Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 4.03%(e) (Cost $5,392,427)	5,392,427	5,392,427
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $294,498,744) (a)	155.4	290,256,670
Other Assets and Liabilities, Net	(22.9)	(42,708,841)
Notes Payable	(32.5)	(60,750,000)
Net Assets	100.0	186,797,829

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default:

Security	Coupon %	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	USD	555,000	440,500	562,631
Eaton Vance Corp., CDO ll	13.68	7/15/2012	USD	3,904,801	3,904,801	0
Group Iusacell SA de CV	10.0	7/15/2004	USD	165,000	106,312	133,650
Intermet Corp.	9.75	6/15/2009	USD	110,000	45,100	19,701
Oxford Automotive, Inc.	12.0	10/15/2010	USD	1,193,231	116,228	107,391
Supercanal Holding SA	11.5	5/15/2005	USD	100,000	10,000	15,000
					4,622,941	838,373

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2005.

+ The cost for federal income tax purposes was $296,931,408. At November 30, 2005, net unrealized depreciation for all securities based on tax cost was $6,674,738. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,498,142 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,172,880.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $42,106,088, which is 22.5% of net assets.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) When issued.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in-kind.

CDO: Collateralized Debt Obligation

Currency Abbreviations
EUR	Euro	MXN	Mexican Peso
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments: Investments in securities, at value (cost $246,101,210) — including $42,106,088 of securities loaned	$ 241,859,136
Investment in Scudder Cash Management QP Trust (cost $5,392,427)	5,392,427
Investment in Scudder Daily Assets Fund Institutional (cost $43,005,107)*	43,005,107
Total investments in securities, at value (cost $294,498,744)	290,256,670
Receivable for investments sold	2,327,723
Interest receivable	5,900,323
Unrealized appreciation on forward foreign currency exchange contracts	4,158
Other assets	74,796
Total assets	298,563,670
Liabilities
Due to custodian bank	380,625
Payable for investments purchased	6,285,345
Notes payable	60,750,000
Interest on notes payable	709,191
Payable upon return of securities loaned	43,005,107
Payable for when-issued securities	310,000
Unrealized depreciation on forward foreign currency exchange contracts	20,811
Accrued management fee	128,662
Other accrued expenses and payables	176,100
Total liabilities	111,765,841
Net assets, at value	$ 186,797,829
Net Assets
Net assets consist of: Undistributed net investment income	1,114,583
Net unrealized appreciation (depreciation) on: Investments	(4,242,074)
Foreign currency related transactions	(17,628)
Accumulated net realized gain (loss)	(89,354,270)
Paid-in capital	279,297,218
Net assets, at value	$ 186,797,829
Net Asset Value
Net Asset Value per share ($186,797,829 ÷ 31,931,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.85

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005
Investment Income
Income: Interest	$ 22,796,371
Interest — Scudder Cash Management QP Trust	202,962
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	189,471
Dividends (net of foreign taxes withheld of $66)	200,936
Total Income	23,389,740
Expenses: Management fee	1,631,141
Services to shareholders	55,601
Custodian fees	32,730
Auditing	49,120
Legal	47,591
Trustees' fees and expenses	20,455
Reports to shareholders	188,134
Interest expense	2,164,804
Stock exchange listing fee	5,963
Other	117,737
Total expenses, before expense reductions	4,313,276
Expense reductions	(7,821)
Total expenses, after expense reductions	4,305,455
Net investment income	19,084,285
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(719,388)
Foreign currency related transactions	(26,931)
(746,319)
Net unrealized appreciation (depreciation) during the period on: Investments	(7,626,370)
Foreign currency related transactions	493,580
(7,132,790)
Net gain (loss) on investment transactions	(7,879,109)
Net increase (decrease) in net assets resulting from operations	$ 11,205,176

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2005
Cash Flows from Operating Activities:
Investment income received	$ 23,110,771
Payment of operating expenses	(2,123,974)
Payment of interest expense	(2,061,915)
Proceeds from sales and maturities of investments	252,834,289
Purchases of investments	(248,857,866)
Net purchase, sales and maturities of short-term investments	(2,355,446)
Cash provided (used) by operating activities	$ 20,545,859
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ (4,250,000)
Distributions paid (net of reinvestment of distributions)	(19,133,251)
Cash provided (used) by financing activities	(23,383,251)
Increase (decrease) in cash	(2,837,392)
Cash at beginning of period*	2,456,767
Cash at end of period	$ (380,625)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 11,205,176
Net (increase) decrease in cost of investments	2,095,705
Net (increase) decrease in unrealized appreciation on investments	7,626,370
(Increase) decrease in interest receivable	115,136
(Increase) decrease in other assets	(41,611)
(Increase) decrease in receivable for investments sold	(774,269)
Increase (decrease) in payable for investments purchased	756,798
Increase (decrease) in unrealized appreciation on forward foreign currency exchange contracts	(4,158)
Increase (decrease) in unrealized depreciation on forward currency exchange contracts	(541,224)
Increase (decrease) in other accrued expenses and payables	41,065
Increase (decrease) in interest on notes payable	66,871
Cash provided (used) by operating activities	$ 20,545,859
Non-Cash Financing Activities:
Reinvestment of distributions	$ 1,898,966

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2005	2004
Operations: Net investment income	$ 19,084,285	$ 20,684,292
Net realized gain (loss) on investment transactions	(746,319)	3,311,644
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,132,790)	6,487,354
Net increase (decrease) in net assets resulting from operations	11,205,176	30,483,290
Distributions to shareholders from: Net investment income	(20,889,987)	(20,053,014)
Fund share transactions: Reinvestment of distributions	1,898,966	1,647,178
Net increase (decrease) in net assets from Fund share transactions	1,898,966	1,647,178
Increase (decrease) in net assets	(7,785,845)	12,077,454
Net assets at beginning of period	194,583,674	182,506,220
Net assets at end of period (including undistributed net investment income of $1,114,583 and $1,717,362, respectively)	$ 186,797,829	$ 194,583,674
Other information
Shares outstanding at beginning of period	31,656,241	31,404,803
Shares issued to shareholders in reinvestment of dividends	275,224	251,438
Shares outstanding at end of period	31,931,465	31,656,241

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 6.15	$ 5.81	$ 4.91	$ 5.62	$ 6.09
Income (loss) from investment operations: Net investment income[b]	.60	.66	.65	.72	.81
Net realized and unrealized gain (loss) on investment transactions	(.24)	.32	.89	(.72)	(.40)
Total from investment operations	.36	.98	1.54	.00	.41
Less distributions from: Net investment income	(.66)	(.64)	(.64)	(.69)	(.88)
Tax return of capital	—	—	—	(.02)	—
Total distributions	(.66)	(.64)	(.64)	(.71)	(.88)
Net asset value, end of period	$ 5.85	$ 6.15	$ 5.81	$ 4.91	$ 5.62
Market value, end of period	$ 7.67	$ 7.39	$ 7.17	$ 5.40	$ 7.42
Total Return
Based on net asset value (%)[c]	4.60	16.53	31.43	(1.53)	3.86
Based on market value (%)[c]	14.14	13.47	47.48	(18.19)	16.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	195	183	153	173
Ratio of expenses (%)	2.25	1.71	1.72	2.07	2.78
Ratio of expenses excluding interest expense (%)	1.13	1.07	1.07	1.09	1.10
Ratio of net investment income (%)	9.95	11.08	12.16	13.87	13.31
Portfolio turnover rate (%)	102	135	154	110	47
Total debt outstanding at end of period ($ thousands)	60,750	65,000	65,000	65,000	65,000
Asset coverage per $1,000 of debt[d]	4,075	3,994	3,808	3,350	3,656

[a] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $86,700,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($300,000), November 30, 2008 ($9,100,000), November 30, 2009 ($20,800,000), November 30, 2010 ($39,500,000), November 30, 2011 ($16,500,000) and November 30, 2013 ($500,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through November 30, 2005, the Fund incurred approximately $250,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,124,046
Capital loss carryforwards	$ 86,700,000
Net unrealized depreciation on investments	$ 6,674,738

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$ 20,889,987	$ 20,053,014

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position due to its custodian bank at November 30, 2005. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term instruments) aggregated $249,614,664 and $253,128,427, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2005, the amount charged to the Fund by SISC aggregated $23,712, of which $4,063 is unpaid at November 30, 2005.

Typesetting and Filing Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $11,520, of which $5,760 is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $3,472 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2005, the Fund's custodian fees were reduced by $4,349 for custodian credits earned.

G. Forward Foreign Currency Exchange Contracts

As of November 30, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
EUR	14,948	USD	18,133	1/12/2006	468
EUR	45,085	USD	54,151	1/12/2006	872
EUR	136,142	USD	161,979	2/15/2006	816
USD	126,292	MXN	1,366,266	2/10/2006	1,978
USD	127,643	MXN	1,359,844	2/10/2006	24
Total appreciation					4,158
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
EUR	2,065,851	USD	2,433,720	2/15/2006	(11,814)
EUR	52,610	USD	62,146	2/15/2006	(134)
EUR	290,600	USD	343,847	2/15/2006	(163)
MXN	5,468,771	USD	504,727	2/10/2006	(8,700)
Total depreciation					(20,811)
Currency Abbreviations
EUR	Euro	USD	United States Dollar
MXN	Mexican Peso

H. Borrowings

The notes payable represents a secured loan of $60,750,000 from Barton Capital LLC at November 30, 2005. The note bears interest at the commercial paper rate plus dealer fees (4.07% at November 30, 2005) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which was renewable annually until June 27, 2005. Effective June 24, 2005, the size of the revolving credit agreement increased to an amount not to exceed $90,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2005 was $63,789,041 with a weighted average interest rate of 3.06%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

J. Payments Made by Affiliates

During the year ended November 30, 2005, the Advisor fully reimbursed the Fund $16,720 for losses incurred on a trade executed incorrectly.

K. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. Scudder High Income Trust will be renamed DWS High Income Trust. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. The Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Scudder High Income Trust:

We have audited the accompanying statement of assets and liabilities of Scudder High Income Trust (the "Fund"), including the portfolio of investments, as of November 30, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Income Trust at November 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund. The information provided to the Board showed that the Fund's management fee rate was at the median of the peer group and that the Fund's total expense ratio was below the median of the peer universe. The Board also considered the Fund's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the Scudder Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included one breakpoint, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202. Effective December 31, 2005, Mr. Hirsch resigned as an officer of the Fund.

Additional Information

Changes in Investment Policies

On May 11, 2005, the Board of Trustees approved the following changes to the fund's investment policies with respect to the use of certain derivatives:

The fund may use futures without limit for hedging and non-hedging purposes;

The fund may use interest rate swaps without limit for hedging and non-hedging purposes; and

The fund may use credit default swaps ("CDS") up to 15% of the fund's total assets (measured by the notional value of the contract) for hedging and non-hedging purposes, including funded CDS indices, unfunded CDS indices and unfunded single issuer CDS. The fund may use CDS to buy or sell credit protection with respect to an issuer. However, no more than 5% of the fund's total assets may be invested in CDS for purposes of buying credit protection in securities not currently held by the fund.

Changes in Trustees and Officers

On July 19, 2005, the Board of Trustees appointed Paul H. Schubert as Treasurer of the fund.

On September 23, 2005, the Board of Trustees appointed Patricia DeFilippis as Assistant Secretary of the fund, John Robbins as the Anti-Money Laundering Compliance Officer of the fund and Vincent J. Esposito as President of the fund.

On November 16, 2005, the Board of Trustees apppointed Elisa Metzger as Assistant Secretary of the fund.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of September 1, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the rule 30a-2(a) under the Investment Company Act.

Changes Effective February 6, 2006

Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed the DWS funds.

Scudder High Income Trust will change its name to DWS High Income Trust and the cusip number for the fund will change to 23337C109.

The Shareholder Service Agent will change its name to DWS Scudder Investments Service Company.

The web site address will change from www.scudder.com and www.cef.scudder.com to www.dws-scudder.com.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	811153-105

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder High Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER HIGH INCOME TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $45,576            $0              $6,215              $0
--------------------------------------------------------------------------------
2004              $41,613            $0              $7,343              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                   $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                   $281,500                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed upon procedures.

                                       1

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any
Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the
Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.
The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $6,215          $70,570              $40,586        $117,371
--------------------------------------------------------------------------------
2004            $7,343             $0               $386,601        $393,944
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2004 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the
"Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February
2005, a member firm in Chile ("E&Y Chile") received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France

                                       2

("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of
Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of
Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y Chile received approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the
PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y Chile is no longer providing these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Donald L. Dunaway
(Chairman), Robert B. Hoffman, Lewis A. Burnham, and William McClayton

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.  The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors.  The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                                            (c)
                                                           Total         (d)
                                                          Number       Maximum
                                                         of Shares   Number of
                                    (a)                  Purchased   Shares that
                                   Total                  as Part    May Yet Be
                                  Number       (b)      of Publicly   Purchased
                                    of       Average     Announced   Under the
                                  Shares    Price Paid   Plans or     Plans or
Period                           Purchased  per Share    Programs     Programs
--------------------------------------------------------------------------------

December 1 through December 31      n/a        n/a          n/a        n/a
January 1 through January 31        n/a        n/a          n/a        n/a
February 1 through February 28      n/a        n/a          n/a        n/a
March 1 through March 31            n/a        n/a          n/a        n/a
April 1 through April 30            n/a        n/a          n/a        n/a
May 1 through May 31                n/a        n/a          n/a        n/a
June 1 through June 30              n/a        n/a          n/a        n/a
July 1 through July 31              n/a        n/a          n/a        n/a
August 1 through August 31          n/a        n/a          n/a        n/a
September 1 through September 30    n/a        n/a          n/a        n/a
Ocotber 1 through October 31        n/a        n/a          n/a        n/a
November 1 through November 30      n/a        n/a          n/a        n/a

--------------------------------------------------------------------------------
Total                               n/a        n/a          n/a        n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006